UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 917-7665

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition

On April 3, 2006, Imperial Industries, Inc. (the “Company”) held a conference call with the investment community to discuss its financial results for the year and fourth quarter ended December 31, 2005. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company to liability pursuant to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly stated by specific reference in such a filing.

Item 7.01

Regulation FD Disclosure

On April 3, 2006 the Company held a conference call with the investment community to discuss its financial results for the year and fourth quarter ended December 31, 2005. The conference call was broadly accessible to the public by dial-in conference call. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

Exhibit Number	Description
99.1	Transcript of conference call held by Imperial Industries, Inc. on April 3, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer

Dated:

April 6, 2006

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call held by Imperial Industries, Inc. on April 3, 2006